One Rock Fund

Ticker: ONERX

SUMMARY PROSPECTUS

March 31, 2025

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund by visiting www.onerockfund.com. You can also get this information at no cost by calling 1-800-564-3899 or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus dated March 31, 2025, and statement of additional information, dated March 31, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge at the website or phone number noted above.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE:

The One Rock Fund (the “Fund”) seeks capital appreciation.

The Fund may change its investment objectives without shareholder approval, although it has no current intention to do so.  Shareholders will be provided with at least 60 days’ prior written notice of any change to the Fund’s investment objectives.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 60 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.51%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.52%
Fee Waiver and/or Expense Reimbursement (2)	0.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.76%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) The Fund's Adviser (defined below) has contractually agreed to reduce its fees and to reimburse expenses, at least through December 31, 2025, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.75% of the average daily net assets attributable to the Institutional Class shares.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as those reflected in the above fee table. The Example assumes the impact of the fee waiver in 1 Year example. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$179	$554	$954	$2,073

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2024, the Fund’s portfolio turnover rate was 610.28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY:

To achieve the Fund’s investment objectives, Wrona Investment Management, LLC (the “Adviser”) invests primarily in publicly traded common stocks of any capitalization.  The Adviser may also invest in stock options, stock index futures, and stocks of foreign and emerging market issuers listed on U.S. exchanges. The Fund defines emerging market issuers to be those found in the MSCI Emerging Markets Index. The Adviser may engage in short sales of common stocks.

The Fund invests in the common stock of companies that are experiencing “business momentum”.  The Adviser considers a company to have business momentum if its business conditions, in the Adviser’s opinion, are generally improving from its recent past or are likely to improve shortly.  The Adviser employs a bottom-up, fundamental research approach to each company and industry with a technical analysis overlay to gain a better understanding of investor sentiment and potential future risks. The Adviser expects that many, or possibly all, of these companies will be in the technology sector and exhibit strong growth in revenues, earnings and/or cash flows, although significant investments may also be made in other sectors.

The Fund will sell a security when the Adviser believes that the underlying reasons for the purchase are no longer valid.  Such reasons may include significant price appreciation, an adverse change in business conditions for the company, loss of market share or heightened competition or any event(s) that causes a company to lose its business momentum, and/or better investment opportunities in other companies.  The Adviser may engage in frequent transactions for the Fund resulting in a high portfolio turnover rate.

The Fund may actively use covered calls and covered puts on individual securities.  A covered call is owning a stock while simultaneously being short (also known as writing) a call option(s) on the same stock. A covered put is being short a stock while simultaneously being short (also known as writing) a put option(s) on the same stock.  Both strategies are meant to reduce portfolio volatility and reduce downside risk relative to owning a stock or being short a stock without the corresponding covered call option or put option. The Adviser may use these strategies during periods of heightened individual company risks.

The Adviser may employ a short straddle or short strangle stock option strategy.  A short straddle is being short (also known as writing) a call option(s) and put option(s) at the same strike price on the same stock. A short strangle is being short (also known as writing) a call option(s) and a put option(s) at different strike prices on the same stock.  Both strategies benefit if the underlying stock is not as volatile over the holding period as the options market is currently pricing.  The Adviser will only make use of option strategies where the underlying security is one in which the Fund normally would invest.

The Fund may buy or sell stock index futures to increase exposure to the broad equity market, hedge market exposure of an existing portfolio, or decrease overall market exposure.  The Adviser may invest in stock index futures in this way to achieve a desired portfolio stock, or stock equivalent, exposure.

The Fund also invests in short-term opportunities through the trading of common stocks and/or stock index futures in situations that the Adviser believes to be a market overreaction to recently disclosed public news.  Such situations can be caused for many reasons including earnings reports, analyst rating changes, competitor changes in business outlook, secondary stock offerings, industry headline news, extraordinary events, economic reports or monetary actions.  In these circumstances, business momentum may not be a factor and the expectation is for a short-term trade.

The Adviser’s investment process seeks to exclude direct investment for the Fund in the securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, vaping equipment, gambling equipment, physical or on-line casinos, pornography, or which provide products or services that do not allow the right to life at all stages.  By buying stock index futures, the Adviser may be indirectly investing in these securities.

The Fund is “non-diversified”, meaning it can invest in fewer securities at any one time than a “diversified” fund.

PRINCIPAL INVESTMENT RISKS:

As with all mutual funds, there is risk that you could lose money through your investment in the Fund. Investing in the Fund can result in a loss of some or all amounts invested. All of the risks listed below are material to the Fund, regardless of the order in which they appear.

Emerging Markets Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Equity Risk:  Equity security values held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of the securities participate or other factors relating to the companies.

Foreign Securities Risk: Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.  Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund.  This risk could cause the Fund to lose more than the principal amount invested.  Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results.  Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk: Hedging is a strategy in which the Fund uses an option to offset the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Investment Risk:  You could lose money by investing in the Fund.  An investment in the Fund is not a deposit to a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Large-Capitalization Risk:  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Leverage Risk:  By investing the proceeds received from selling securities short, the Fund could be deemed to be facing special risks.  This technique may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than it would be without the use of such a technique.  This could result in increased volatility of returns.  There is no guarantee that the Fund will thus indirectly leverage its portfolio, or if it does, that the Fund’s strategy will be successful.

Management Risk:  The Fund is an actively managed portfolio.  The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will achieve its investment objective.  The Adviser may fail to use derivatives effectively or may select investments that do not perform as anticipated by the Adviser.  Imperfections, errors or limitations in investment research used by the Adviser as part of its investment process could affect the Fund’s performance. The Fund may not perform as well as other funds because the Adviser may select and exclude certain securities for reasons other than performance. The Fund may not perform as well as other funds because the Adviser may select and exclude securities for reasons other than performance. The Fund could lose value or its investment results could lag relevant benchmarks or other funds with similar objectives.

Market and Geopolitical Risk:  Market risk includes the possibility that the Fund’s investments will decline in value because of a downturn in the stock market, reducing the value of individual companies’ stocks regardless of the success or failure of an individual company’s operations. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Non-Diversification Risk: The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk:  The Fund may lose the entire put option premium paid if the underlying security does not decrease in value at expiration.  Put options may not be an effective hedge against a decrease in the value of the Fund’s portfolio of securities because they may have imperfect correlation to the value of the Fund's portfolio securities.  Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility.  Written call and put options may limit the Fund's participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position.  The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position.

Regulatory Risk:  Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its short-selling strategy, either generally, or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Short Sales Risk:  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer.  The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so.  Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities.  The Fund may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.  Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract.  In such instances the Fund may not be able to substitute or sell the pledged collateral.  Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations.  This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.  Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

Small- and Mid-Capitalization Stock Risk:  To the extent that the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall disproportionately to larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Technology Sector Risk: Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

PERFORMANCE:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.onerockfund.com or by calling 1-800-564-3899.

Performance Bar Chart – Calendar Years Ended December 31

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
31.52%
-42.04%
72.41%
50.42%
2021
2022
2023
2024

Best Quarter:	March 31, 2023	22.93%
Worst Quarter:	June 30, 2022	-30.10%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2024)

	1 year	Since Inception*
Return before taxes	50.42%	33.67%
Return after taxes on distributions**	41.72%	27.73%
Return after taxes on distributions and sale of Fund shares**	33.30%	25.29%
S&P 500 Index***	25.02%	17.01%

*Inception March 6, 2020

**After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

*** The S&P 500 Index is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange (“NYSE”).  The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

INVESTMENT ADVISER:

Wrona Investment Management, LLC is the Fund’s investment adviser.

PORTFOLIO MANAGER:

Jeffrey Wrona - has been the portfolio manager of the Fund since its inception in March 2020. He founded Wrona Investment Management, LLC in 2019 and serves as the firm's President, Portfolio Manager, and CCO.

PURCHASE AND SALE OF FUND SHARES:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  You may redeem shares by written request, telephone or through a financial intermediary.

Initial Investment $2,000 initial; $100 subsequent investments;

Retirement Plans $2,000 initial; $100 subsequent investments

However, the Fund or the adviser may waive any minimum investment requirement at its discretion.

TAX INFORMATION:

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, such distributions may be taxed later upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.